SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	98-1246221 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 6, 2019, the Registrant disclosed the appointment of Mr. Jesus Quintero as interim Principal Executive Officer, Principal Accounting Officer and Treasurer.

On February 3, 2020, the Company entered into an executive employment agreement with Mr. Quintero securing his services as Principal Executive Officer and Principal Accounting Officer for a period of 12 months. Since the beginning of the Registrant's last fiscal year to the effective date of Mr. Quintero’s appointment, Mr. Quintero has not been a participant, nor has he had any direct or indirect material interest in any transaction in which the Company was or is to be a participant, and the amount involved exceeded $120,000.

From January, 2013 to September, 2014, Mr. Quintero served as the Chief Financial Officer of Brazil Interactive Media, Inc. Mr. Quintero is also the current CFO for Mass Roots Inc (MSRT ). From 2011 to the present, Mr. Quintero has served as a financial consultant to several multi-million dollar businesses in South Florida. He has extensive experience in public company reporting and SEC/SOX compliance, and held senior finance positions with Avnet, Inc. (NYSE: AVT), Latin Node, Inc., Globetel Communications Corp. (AMEX: GTE) and Telefonica of Spain. His prior experience also includes tenure with Price Waterhouse and Deloitte & Touche. Mr. Quintero earned a B.S. in Accounting from St. John’s University and is a certified public accountant.

For services as Principal Executive Officer and Principal Accounting Officer rendered pursuant to the executive employment agreement, the Company agreed to compensate Mr. Quintero with a gross monthly salary of $15,000 payable as follows: $12,000 in cash and $3,000 in common stock based upon the closing price of the Company’s common stock on the last trading day of each month.

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Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	Executive Employment Agreement	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 28, 2020

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus Quintero

Jesus Quintero

(Principal Executive Officer)

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